UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.   )

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ODYSSEY MARINE EXPLORATION, INC.

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(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Your Vote Counts! ODYSSEY MARINE EXPLORATION, INC. 2021 Annual Meeting Vote by June 13, 2021 11:59 PM ET D51322-P55057 You invested in ODYSSEY MARINE EXPLORATION, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on June 14, 2021. Get informed before you vote View the Notice and Proxy Statement, Form 10-K and Stockholder Letter online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 28, 2021. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Vote in Person at the Meeting* Point your camera here and June 14, 2021 9:30 AM, EDT vote without entering a control number Hampton Inn & Suites Tampa Airport Avion Park Westshore

THIS IS NOT A VOTABLE BALLOT ODYSSEY MARINE EXPLORATION, INC. This is an overview of the proposals being presented at the 2021 Annual Meeting upcoming shareholder meeting. Please follow the instructions on Vote by June 13, 2021 the reverse side to vote these important matters. 11:59 PM ET Voting Items Board Recommends 1. Election of Directors Nominees: 01) John C. Abbott 05) James S. Pignatelli For 02) Laura L. Barton 06) Jon D. Sawyer 03) Mark D. Gordon 07) Todd E. Siegel 04) Mark B. Justh 2. To ratify the appointment of Warren Averett, LLC as our independent registered public accounting firm. For 3. To obtain non-binding advisory approval of the compensation of the Odyssey Marine Exploration, Inc. named officers. For NOTE: Such other business as may properly come before the meeting or any adjournment thereof.